Exhibit 10.2

                                ESCROW AGREEMENT

     ESCROW AGREEMENT ("Agreement"), dated as of July 14, 2006, by and among SimplaGene USA, Inc., a Nevada corporation ("SMPG"), New Colorado Prime Holdings, Inc., a Delaware corporation ("CPH"), Craig Laughlin (the "SMPG
                                              ---
Controlling Stockholder"), and Scott B. Mitchell, attorney at law (the "Escrow Agent"). All capitalized terms used in this Agreement, not otherwise defined, shall have the same meaning ascribed to such terms in the Reorganization Agreement.

                                    RECITALS

     WHEREAS, SMPG, CPH, and the SMPG Controlling Stockholder have entered into the Agreement and Plan of Reorganization, dated July 14, 2006 (the "Reorganization Agreement"); and

     WHEREAS, Section 5(b) of the Reorganization Agreement obligates the SMGP Controlling Stockholder to indemnify and hold harmless CPH from Losses, with the total liability limited at $160,000 (the "Maximum Liability"); and

     WHEREAS, Section 5(b) of the Reorganization Agreement provides that the SMPG Controlling Stockholder will deposit in escrow 900,000 shares of SMPG common stock registered in the name of the SMPG Controlling Stockholder as collateral for the obligation of the SMPG Controlling Stockholder to reimburse SMPG and CPH for Losses incurred on claims subject to indemnification by the SMPG Controlling Stockholder under the Reorganization Agreement; and

     WHEREAS, Escrow Agent is willing to act as an escrow agent in respect of the 900,000 shares (as adjusted for any reverse stock split, forward split or share distribution, or other recapitalization) of SMPG Common Stock (the "Escrow Shares") and in respect of any cash deposited in escrow by the SMPG Controlling Stockholder, upon the terms and conditions set forth herein.

                                    AGREEMENT

     NOW, THEREFORE, for good and valuable considerations, the receipt and adequacy of which are hereby acknowledged by each of the parties hereto, the parties hereto hereby agree as follows:

     1.     Appointment  of  Escrow  Agent.  SMPG,  CPH and the SMPG Controlling
            ------------------------------
Stockholder hereby appoint the Escrow Agent as escrow agent in accordance with the terms and conditions set forth herein and the Escrow Agent hereby accepts such appointment.

     2.     Delivery  of  Escrow  Shares.  Simultaneously  with  the  Closing
            ----------------------------
contemplated by the Reorganization Agreement, the SMPG Controlling Stockholder shall deliver to the Escrow Agent one or more certificates representing the Escrow Shares together with an equal number of duly executed irrevocable stock powers. The SMPG Controlling Stockholder shall provide additional duly executed irrevocable stock powers upon the request of the Escrow Agent. At the option of the SMPG Controlling Stockholder, and in lieu of delivering the Escrow Shares, the SMPG Controlling Stockholder may deliver to the Escrow Agent cash in an amount equivalent to the Maximum Liability. In addition, the SMPG Controlling Stockholder may, at any time and from time to time, sell the Escrow Shares in the open market at their prevailing prices and replace those Escrow Shares with all of the cash proceeds thereof; provided, however that the amount of cash in escrow need not exceed the Maximum Liability.

     3.     Release  of  Escrow  Shares  and  Termination of Escrow.  The Escrow
            -------------------------------------------------------
Shares (or such part thereof that may be remaining in escrow after reimbursement for SMPG and CPH's Loss on claims subject to indemnification by the SMPG Controlling Stockholder) shall be delivered by the Escrow Agent to the SMPG Controlling Stockholder in accordance with the calculations and timeline provided in this Section 3.

     (a) On the date that is six months following the Closing Date ("First Release Date"), the Escrow Agent shall deliver to the SMPG Controlling Stockholder such number of Escrow Shares, if any, so that the value on the First Release Date of the Escrow Shares remaining in escrow and held by the Escrow Agent plus the cash in escrow and held by the Escrow Agent is equal to $160,000. The value per share of the Escrow Shares shall equal the average of the closing prices for SMPG common stock in the Trading Market (as defined below) on the 60 consecutive Trading Days (as defined below) ending three Trading Days prior to the First Release Date.

     (b) On the date that is 12 months following the Closing Date ("Second Release Date"), the Escrow Agent shall deliver to the SMPG Controlling Stockholder such number of Escrow Shares, if any, so that the value on the Second Release Date of the Escrow Shares remaining in escrow and held by the Escrow Agent plus the cash in escrow and held by the Escrow Agent is equal to $160,000. The value per share of the Escrow Shares shall equal the average of the closing prices for SMPG common stock in the Trading Market on the 60 consecutive Trading Days ending three Trading Days prior to the Second Release Date.

(c) On the date that is 18 months following the Closing Date ("Final Release Date"), the Escrow Agent shall deliver to the SMPG Controlling Stockholder all remaining Escrow Shares and cash; provided, however, that no such delivery shall be made if the Escrow Agent has received on or before the Final Release Date written notice that SMPG and/or CPH is claiming reimbursement for Loss incurred and such claim has not been resolved as of the Final Release Date, in which case the Final Release Date will be automatically extended to the date on which such claim is resolved.

(d) For purposes of this Agreement the term "Trading Day" means a day on which the SMPG Common Stock is traded on a Trading Market, and the term "Trading Market" means the following markets or exchanges on which the SMPG Common Stock is listed or quoted for trading on the date in question: OTC Bulletin Board, the Nasdaq Capital Market, the American Stock Exchange, the New York Stock Exchange or the Nasdaq National Market.

(e) Upon distribution of all of the Escrow Shares and cash, as provided above, this Agreement will terminate.

     4.     Claims  Procedure.
            -----------------

     (a)     In  the  event  SMPG  or  CPH  gives  written  notice  to  the SMPG
Controlling Stockholder of any claim for indemnification under the Reorganization Agreement, it will forward the same written notice of claim to the Escrow Agent.

(b) If the written notice makes a claim for a stated dollar amount and does not involve a matter in dispute with a third party, the SMPG Controlling Stockholder will give written notice to SMPG, CPH and the Escrow Agent within 20 days following the date of SMPG or CPH's notice of claim whether the claim is accepted.

(c) All claims for indemnification shall be paid by the SMPG Controlling Stockholder in cash, unless SMPG or CPH, in their sole discretion, agree to accept payment of such claim in Escrow Shares.

(d) If the claim is accepted by the SMPG Controlling Stockholder, or if SMPG and CPH are otherwise entitled to payment from the SMPG Controlling Stockholder pursuant to the final two sentences of this paragraph, and if SMPG or CPH demand payment of the claim in cash, the SMPG Controlling Stockholder may either (i) directly pay the claim in cash or (ii) , subject to compliance with applicable securities laws, direct the Escrow Agent to sell that number of Escrow Shares as are equal in value to the claim and remit the cash to SMPG and/or CPH. If Escrow Shares are accepted as payment for indemnification claims by SMPG and/or CPH, the Escrow Agent will immediately deliver to SMPG for cancellation that number of Escrow Shares equal to the amount of the claim (the amount of all claims not to exceed $160,000 in the aggregate). The value of the Escrow Shares shall be determined by the average of the closing prices for SMPG common stock in the Trading Market on the 60 consecutive Trading Days ending the date written notice is given under Section 4(a), above, rounded to the nearest whole share (the "Reimbursement Shares"). If the SMPG Controlling Stockholder does not accept the claim, payment shall only be made to SMPG and/or CPH upon resolution of the issue by written agreement of SMPG, CPH and the SMPG Controlling Stockholder or in accordance with the final decision or judgment of a trier of fact with jurisdiction over the matter in dispute. If the SMPG Controlling Stockholder fails to give written notice as to whether it accepts SMPG's or CPH's claim within 20 days following the date of SMPG's and/or CPH's notice of claim, then the SMPG Controlling Stockholder shall be deemed to have accepted the claim.

     (e) If the written notice makes a claim for a dollar amount yet to be determined or involves a matter in dispute with a third party, the Escrow Agent will deliver at SMPG and/or CPH's election, cash or Escrow Shares to SMPG for cancellation in accordance with Section 4(d), above, only upon resolution of the issue by written agreement of SMPG, CPH and the SMPG Controlling Stockholder or in accordance with the final decision or judgment of a trier of fact with jurisdiction over the matter in dispute.

(f) In the event that the SMPG Controlling Stockholders fails to timely make a cash payment, then SMPG and/or CPH may elect to (i) have the Escrow Agent deliver Escrow Shares to SMPG for cancellation, which Escrow Shares shall be valued for purposes of indemnity as if the election was originally made for delivery of Escrow Shares, or (ii) subject to compliance with applicable securities laws, direct the Escrow Agent to sell Escrow Shares and deliver the proceeds thereof to SMPG and/or CPH, which proceeds will be treated as payment of the indemnity obligation. Subject to Section 6 of this Agreement, the amount of indemnity paid shall not exceed the Maximum Liability.

     (g) Upon distribution of cash and/or Reimbursement Shares to SMPG and/or CPH to reimburse $160,000 of Loss, in the aggregate, all indemnification obligations of the SMPG Controlling Stockholder under Section 5(b) of the Reorganization Agreement will be discharged and performed in full, all remaining Escrow Shares and cash shall be immediately delivered by Escrow Agent to the SMPG Controlling Stockholder, and this Agreement will terminate.

     5.     Limitation of Responsibility and Liability of the Escrow Agent.  The
            --------------------------------------------------------------
Escrow  Agent:

     (a) Shall be authorized to rely upon all written instructions and/or communications of the Parties that appear to be valid on their face;

(b) Shall have no implied obligations or responsibilities hereunder, nor shall it have any obligation or responsibility to collect funds or seek the deposit of money or property;

(c) Acts hereunder as a depository only, and is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness, or validity of any instrument deposited with it, or with respect to the form or execution of the same, or the identity, authority, or rights of any person executing or depositing the same; and

(d) Shall be entitled to comply with any final award in arbitration or final order, judgment or decree of a court of competent jurisdiction, and/or with the consistent written instructions from the Parties.

     6.     Costs  and  Expenses.  The  fee  of  the Escrow Agent is $750, which
            --------------------
shall be paid entirely by CPH. The fee agreed on for services rendered hereunder is intended as full compensation for the Escrow Agent's services as contemplated by this Agreement; however, in the event that the conditions of this Agreement are not fulfilled, the Escrow Agent renders any material service not contemplated by this Agreement, there is any assignment of interest in the subject matter of this Agreement, there is any material modification hereof, any material controversy arises hereunder, or the Escrow Agent is made a party to or justifiably intervenes in any litigation pertaining to this Agreement or the subject matter hereof, the Escrow Agent shall be reasonably compensated for such extraordinary expenses, including reasonable attorneys' fees, occasioned by any delay, controversy, litigation, or event and the same may be recoverable one-half from SMPG and one-half from the SMPG Controlling Stockholder.

     7.     Notices.  All  notices  and  communications  shall be deemed to have
            -------
been duly given: at the time delivered by hand, if personally delivered; three days after be being deposited in the mail, if sent with postage prepaid and addressed as provided below; when transmission is verified, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery;

If  to  SMPG  Controlling  Stockholder:

         Craig  Laughlin
         11900  Wayzata  Boulevard,  Suite  100
         Hopkins,  MN  55305
         Fax:  (952)  546-2529

If  to  SMPG  or  CPH:

         New  Colorado  Prime  Holdings,  Inc.
         Attn:  Paul  A.  Roman,  Chief  Executive  Officer
         500  Bi-County  Boulevard,  Suite  400
         Farmingdale,  NY  11735
         Fax:  (631)  694-8493

With  a  copy  to:

         Moomjian  &  Waite,  LLP
         Attn:  Gary  T.  Moomjian,  Esq.
         100  Jericho  Quadrangle,  Suite  225
         Jericho,  NY  11753
         Fax:  (516)  937-5050

If  to  Escrow  Agent:

         Scott  B.  Mitchell
         2469  East  7000  South,  Suite  204
         Salt  Lake  City,  UT  84121
         Fax:  (801)  942-7047

Any party may change its address by providing written notice of such change to the other parties hereto.

     8.     Resignation  by Escrow Agent.  Upon 30 days' prior written notice to
            ----------------------------
the Parties delivered or sent as required above, the Escrow Agent shall have the right to resign as escrow agent hereunder and to thereby terminate his duties and responsibilities hereunder, and shall thereupon be released from these instructions. Upon resignation by the Escrow Agent, the Escrow Agent shall provide the Parties with sufficient information concerning the status of the Escrow to enable the parties to provide the same to a successor escrow agent.

     9.     Termination  of  Escrow  Agreement.  The  Escrow  Agent's
            ----------------------------------
responsibilities  thereunder shall terminate at such time as the cash and Escrow
            ---
Shares shall have been fully disbursed pursuant to the terms hereof, or upon earlier termination of this escrow arrangement pursuant to written instructions executed by all. Such written notice of earlier termination shall include instruction to the Escrow Agent for the distribution of the Escrow Shares.

     10.     Entire Agreement.  This Agreement contains the entire understanding
             ----------------
by and among the parties hereto; there are no promises, agreements, understandings, representations or warranties, other than as herein set forth. No change or modification of this Agreement shall be valid or effective unless the same is in writing and is signed by all of the parties hereto.

     11.     Successors  and  Assigns.  This Agreement shall be binding upon and
             ------------------------
shall inure to the benefit of the parties hereto, and their respective successors and assigns.

     12.     Investment  of  Cash.  If  at  any time the Escrow Agent is holding
             --------------------
cash under this Agreement in escrow, such cash shall be deposited in an interest bearing savings account at a federally registered financial institution that is designated as an attorney trust or other segregated account not subject to any claims against the Escrow Agent, and all interest accruing on funds held in the savings account shall be accumulated for the benefit of the SMPG Controlling Stockholder and shall, to the extent not used to discharge any indemnity obligation of the SMPG Controlling Stockholder, be paid over to the SMPG Controlling Stockholder on termination of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective in all respects as of the date and year first hereinabove written.

SIMPLAGENE  USA,  INC.


By:__________________________
Name:________________________
Title:_______________________

NEW  COLORADO  PRIME  HOLDINGS,  INC.



By: /s/Paul  A.  Roman
    ------------------
     Paul  A.  Roman,  Chief  Executive  Officer

SMPG  CONTROLLING  STOCKHOLDER


/s/ Craig  Laughlin
-------------------
Craig  Laughlin

ESCROW  AGENT



/s/ Scott  B.  Mitchell
-----------------------
Scott  B.  Mitchell